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                                     CLASS A

    NUMBER                                                            SHARES

                          PRUDENTIAL GLOBAL FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT No.   ALPHA CODE

                                                   CUSIP 744332 10 7
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY that


is the owner of

       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                             OF THE COMMON STOCK OF


          --------------- PRUDENTIAL GLOBAL FUND, INC. ---------------

hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.

[SEAL]

Dated:


                              /s/ S. Jane Rose           /s/ Laurence C. McQuade
                                  Secretary                  President


COUNTERSIGNED:

     PRUDENTIAL MUTUAL FUND SERVICES, INC.
                (NEW JERSEY)
                             TRANSFER AGENT,
BY

                           AUTHORIZED OFFICER
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

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common       UNIF GIFT MIN ACT--........Custodian.......
TEN ENT --as tenants by the                              (Cust)          (Minor)
          entireties                                       under Uniform Gifts
JT TEN  --as joint tenants with                               to Minors Act
          right of survivorship
          and not as tenants in                              ...............
          common                                                  State
    Additional abbreviations may also be used though not in the above list.

For value received, ...................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------- .........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .............................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power or substitution in the premises.

Dated, ......................


                              ..................................................






________________________________________________________________________________

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.